EXHIBIT (a)(1)(iii)
                                                             -------------------



THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares of Antenna TV S.A. ("ADSs"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

                          NOTICE OF GUARANTEED DELIVERY

    TO ACCEPT THE OFFER FOR ALL OF THE OUTSTANDING AMERICAN DEPOSITARY SHARES
             (EACH ADS REPRESENTING ONE HALF OF ONE ORDINARY SHARE)
                    EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
                                       OF
                                 ANTENNA TV S.A.
                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 25, 2002
                                       BY
                           HOLNEST INVESTMENTS LIMITED
                           GLOBECAST HOLDINGS LIMITED
                        ALTAVISTA GLOBAL HOLDINGS LIMITED
                        PRAXIS GLOBAL INVESTMENTS LIMITED

As set out in "The Offer--Procedures for tendering ADSs and Ordinary Shares" in the Offer to Purchase, this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of ADSs if American Depositary
Receipts evidencing ADSs ("ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the Depositary while the Offer remains open for acceptance. Such form may be delivered by hand, transmitted by facsimile or mailed to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase ) in the form set out herein. See "The Offer--Procedures for Tendering
Ordinary hares and ADSs--Guaranteed Delivery Procedures" in the Offer.

TO:

THE BANK OF NEW YORK

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
          BY MAIL:                          BY FACSIMILE:                 BY HAND OR OVERNIGHT DELIVERY:
                                  (FOR ELIGIBLE INSTITUTIONS ONLY)
    THE BANK OF NEW YORK                  +1 (212) 815-6433                    THE BANK OF NEW YORK
Tender & Exchange Department                                               Tender & Exchange Department
       P.O. Box 11248                                                           101 Barclay Street
 Church Street Station 07424                                                 New York, New York 10286
New York, New York 10286-1248

                             FOR CONFIRMATION ONLY:
                                   TELEPHONE:
                                +1 (212) 815-6212

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Acceptance of the Offer in respect of Ordinary Shares (except insofar as they are represented by ADSs) may not be made with this form and pursuant to the guaranteed delivery procedures.

Capitalized terms and certain other terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

Ladies and Gentlemen:

The undersigned hereby tenders to the offerors and accepts the Offer in respect of American Depositary Shares of Antenna TV S.A. upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 25, 2002, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of each is hereby acknowledged by the number of ADSs specified below pursuant to the guaranteed delivery procedures set out in "The Offer--Procedures for Tendering Ordinary Shares and ADS--Guaranteed Delivery Procedures" in the Offer to Purchase.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors or assigns of the undersigned.

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_____________________________________________  _____________________________________________
Number of ADSs:_____________________________   Name(s) of Record Holders:__________________

ADR Nos. (if available):____________________   ____________________________________________

____________________________________________   ____________________________________________
                                                                      Please Print

[_] Check box if ADSs will be tendered by      Address(es):________________________________
book-entry transfer.
                                               ____________________________________________
Name of Tendering Institution:______________                                       Zip Code
                                               Company Area Code
____________________________________________   and Tel. No.:_______________________________
Account Number:
                                               Area Code and Tel. No.:_____________________

Dated:_____________________,__________         Signature(s):_______________________________

                                               ____________________________________________
_____________________________________________  _____________________________________________
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                                       3

________________________________________________________________________________

                                    GUARANTEE
                    (Not to Be Used for Signature Guarantee)

The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, hereby guarantees that the undersigned will deliver to the Depositary either the American Depositary Receipts evidencing the American Depositary Shares of Antenna TV S.A. with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such ADSs into the Depositary's account at the Book-Entry Transfer Facility, in any such case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents, all within three Nasdaq Trading Days (as defined in "The Offer--Procedures for Tendering ADSs and Ordinary Shares" of the Offer to Purchase) after the date hereof.

Name of Firm,
Agent or Trustee:_______________________  _____________________________________
                                              Authorized Signature

Address:________________________________  _____________________________________
                                                     Title

________________________________________  Name:________________________________
                              Zip Code            Please Print

                                          Date:__________________, __________

Area Code and Tel. No.:_________________

NOTE:    DO NOT SEND ADRS WITH THIS FORM. ADRS SHOULD BE SENT WITH YOUR
         LETTER OF TRANSMITTAL.
________________________________________________________________________________